NATIONWIDE MUTUAL FUNDS
Nationwide BNY Mellon Core Plus Bond Fund (formerly, Nationwide BNY Mellon Core Plus Bond ESG Fund)
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund
Supplement dated May 7, 2025
to the Prospectus dated February 28, 2025
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide BNY Mellon Core Plus Bond Fund

1.
At a special meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on May 6, 2025, the Board approved the termination of Insight North America LLC (“Insight”) as the subadviser to the Nationwide BNY Mellon Core Plus Bond Fund (the “Fund”), and the appointment of Invesco Advisers, Inc. (“Invesco”) as the Fund’s new subadviser. This change is anticipated to take effect on or about May 12, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Insight in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide Invesco Core Plus Bond Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The tables under the heading “Fees and Expenses” on page 2 of the Prospectus are hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b‑1) Fees	0.25%	None	None
Other Expenses	0.97%	0.84%	0.94%
Total Annual Fund Operating Expenses	1.67%	1.29%	1.39%
Fee Waiver/Expense Reimbursement(1)	(0.82%)	(0.82%)	(0.82%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%	0.47%	0.57%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.47% until at least February 28, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b‑1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

d.	The table under the heading “Example” on page 2 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$508	$852	$1,220	$2,251
Class R6 Shares	48	328	629	1,484
Institutional Service Class Shares	58	359	682	1,597

e.	The information under the heading “Principal Investment Strategies” beginning on page 3 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is designed to provide a diversified portfolio of different types of bonds. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in bonds and other debt securities that carry higher risks, but which potentially offer higher investment rewards. The bonds in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 30% of its net assets in foreign securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to‑be‑announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.
The Fund may invest in derivatives, such as options, futures, options on futures, forward foreign currency contracts and swaps, either as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit, or interest rate risk, to manage effective duration, as part of a hedging strategy, or for other purposes related to the management of the Fund.
The Fund normally invests primarily in bonds that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however,

invest up to 20% of its net assets at the time of purchase, in high-yield bonds. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds.
In managing the Fund, the subadviser’s portfolio managers rely on a team of internal specialists. The portfolio managers primarily select investment grade fixed-income securities included in the Bloomberg U.S. Aggregate Bond Index (the “Index”), using the Index as a reference to decide on appropriate risk factors such as sector and issuer weightings and duration relative to the Index. Using a bottom‑up approach to recommend larger or smaller exposures to these risk factors, the specialists seek attractive risk-reward opportunities and securities they believe best enable the portfolio managers to pursue those opportunities. The portfolio managers consider the specialists’ recommendations in adjusting the Fund’s risk exposures and security selections on a real-time basis using proprietary communication technology.
The subadviser attempts to maintain (i) a dollar-weighted average portfolio maturity of between three and 10 years; and (ii) a duration of within +/- two years of the Index. These maturity and duration targets are guidelines only and the subadviser may deviate from them in their discretion without advance notice to shareholders. The subadviser utilizes active duration (i.e., making investments to reduce or increase the sensitivity of the Fund’s portfolio to interest rate changes) and yield curve positioning (i.e., making investments that allow the Fund to benefit from varying interest rates) for risk management and for generating returns of investments in excess of the Index.
Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The Fund may engage in active and frequent trading of portfolio securities.

f.	The information under the heading “Principal Risks” beginning on page 3 of the Prospectus is modified as follows:

i.	“Corporate loans risk” is deleted in its entirety.

ii.	The following sub‑risks are added below “Delayed-delivery risk:”
To‑be‑announced transactions (“TBAs”) -- TBAs involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
Dollar roll transactions -- dollar roll transactions occur in connection with TBAs and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.

iii.	The following risk is restated as follows:

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, or specific securities are restricted or privately-offered, it can become more difficult to sell the securities or instruments promptly or at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in restricted securities, foreign securities and high-yield bonds tend to have more exposure to liquidity risk than registered or domestic securities and higher-rated bonds.

iv.	The following risks and sub‑risks are hereby added:
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non‑exchange‑traded or over‑the‑counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivatives also may be more difficult to purchase, sell or value than other instruments.
Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.

Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
Sector risk – investments in particular industries or sectors may be more volatile than the overall securities markets. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

g.	The information under the heading “Portfolio Management – Subadviser” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:
Invesco Advisers, Inc.

h.	The table under the heading “Portfolio Management – Portfolio Managers” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Michael Hyman	Portfolio Manager	Since 2025
Matthew Brill, CFA	Portfolio Manager	Since 2025
Todd Schomberg, CFA	Portfolio Manager	Since 2025
Chuck Burge	Portfolio Manager	Since 2025

i.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 27 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is designed to provide a diversified portfolio of different types of bonds. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in bonds and other debt securities that carry higher risks, but which potentially offer higher investment rewards. The bonds in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 30% of its net assets in foreign securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to‑be‑announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.
The Fund may invest in derivatives, such as options, futures, options on futures, forward foreign currency contracts and swaps, either as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit, or interest rate risk, to manage effective duration, as part of a hedging strategy, or for other purposes related to the management of the Fund.
The Fund normally invests primarily in bonds that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 20% of its net assets at the time of purchase in high-yield bonds. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds. Securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis.
In managing the Fund, the subadviser’s portfolio managers rely on a team of internal specialists. The portfolio managers primarily select investment grade fixed-income securities included in the Bloomberg U.S. Aggregate Bond Index (the “Index”), using the Index as a reference to decide on appropriate risk factors such as sector and issuer weightings and duration relative to the Index. Using a bottom‑up approach to recommend larger or smaller exposures to these risk factors, the specialists seek attractive risk-reward opportunities and securities they believe best enable the portfolio managers to pursue those opportunities. The portfolio managers consider the specialists’ recommendations in adjusting the Fund’s risk exposures and security selections on a real-time basis using proprietary communication technology. Although a variety of specialists provide input into the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.
The subadviser attempts to maintain (i) a dollar-weighted average portfolio maturity of between three and 10 years; and (ii) a duration of within +/- two years of the Index. These maturity and duration targets are guidelines only and the subadviser may deviate from them in their discretion without advance notice to shareholders. The subadviser utilizes active duration (i.e., making investments to reduce or increase the sensitivity of the Fund’s portfolio to interest rate changes) and yield curve positioning (i.e., making investments that allow the Fund to benefit from varying interest rates) for risk management and for generating returns of investments in excess of the Index.
Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The Fund may engage in active and frequent trading of portfolio securities.
The credit research process utilized by the subadviser to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The portfolio managers may determine that ESG considerations are not material to certain issuers or types of investments held by the Fund. In addition, not all issuers or investments in the Fund may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Fund will rate strongly on ESG criteria.

j.	The information under the heading “How the Funds Invest – Principal Risks” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in debt securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CREDIT RISK, DELAYED-DELIVERY RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, ESG INTEGRATION RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK, SOVEREIGN DEBT RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 37.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

k.	The information under the heading “Risks of Investing in the Funds” beginning on page 37 of the Prospectus is modified as follows:

i.	“Corporate loans risk” is deleted in its entirety.

ii.	The following sub‑risks are added below “Delayed-delivery risk:”
To‑be‑announced transactions (“TBAs”) -- TBAs involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
Dollar roll transactions -- dollar roll transactions occur in connection with TBAs and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.

iii.	“Liquidity risk” is restated as follows:
Liquidity risk – the risk that the Fund invests in instruments subject to restrictions on resale or in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that the Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. For securities that are subject to resale restrictions, or when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may experience delay in selling such securities or have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage other investment opportunities. Liquidity risk also refers to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in restricted securities and foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

iv.	The following risks and sub‑risks are hereby added:
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract fails to fulfill its obligations;
•	their use reduces liquidity and makes the Fund harder to value, especially in declining markets; and
•
when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – if a put or call option purchased by the Fund expired without being sold or exercised, the Fund would lose the premium it paid for the option. The risk involved in writing (i.e., selling) a covered call option is the lack of liquidity for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered put option is that the market value of the underlying security could decrease. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its prevailing market value. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security. If this occurs, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that the Fund invests in over‑the‑counter options, the Fund may be exposed to credit risk with regard to parties with whom it trades and also may bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking‑to‑market and settlement, and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of the Fund’s investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, a Fund could sustain significant losses.
Leverage – leverage is created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that is several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage typically requires the Fund to make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
ESG integration risk – a Fund’s subadviser may employ an investment process that may integrate ESG factors with traditional financial factors. The relevance and weightings of specific ESG factors to or within the investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the subadviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The subadviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.

iv.	The language after “******” beginning on page 44 is deleted in its entirety and replaced with the following:
As stated above, the Nationwide Inflation-Protected Securities Fund does not expect to invest significantly in derivative instruments. However, to the extent that this Fund invests in derivative instruments, it may be subject to derivatives risk, as described above.

l.	The information under the heading “Fund Management – Subadvisers” on page 46 of the Prospectus is amended to include the following:
INVESCO ADVISERS, INC. (“INVESCO”), located at 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309, is the subadviser to the Nationwide Invesco Core Plus Bond Fund. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company.

m.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 46 of the Prospectus is deleted in its entirety and replaced with the following:
Nationwide Invesco Core Plus Bond Fund
Michael Hyman, Matthew Brill, CFA, Todd Schomberg, CFA and Chuck Burge are primarily responsible for the day‑to‑day management of the Fund.
Mr. Hyman is Head of Global Credit Strategies for Invesco Fixed Income. He joined Invesco in 2013.
Mr. Brill is Head of North America Investment Grade Credit and a Senior Portfolio Manager for Invesco Fixed Income. He joined Invesco in 2013.
Mr. Schomberg is a Senior Portfolio Manager for Invesco Fixed Income. He joined Invesco in 2016.
Mr. Burge is a Senior Portfolio Manager for Invesco Fixed Income. He joined Invesco in 2002.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Invesco.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE